Exhibit 99.1

GeNeuro
An NRx Company



HERV Drugs that May Change Humanity

[redacted]

A treatment for **ALS** by **2029**

SEPTEMBER 2026

GeNeuro
An NRx Company

FORWARD LOOKING STATEMENTS



This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy, drug discovery and development plans, regulatory plans, clinical trial plans and timing, objectives, potential market opportunities, competitive position, and plans and objectives of management for future operations, are forward-looking statements. These forward-looking statements are based on management's current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to our ability to discover and develop products, preclinical and clinical results varying from expectations, regulatory actions, competition, our ability to protect intellectual property, our need for additional financing, and market conditions.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors are cautioned not to place undue reliance on these forward-looking statements.

[redacted] September 2026


WHAT IF THE WORST DISEASES IN HUMANITY
ARE CAUSED BY ANCIENT VIRUSES
THAT ALREADY LIVE IN OUR DNA?
THE HIDDEN THREAT
Ancient viruses are not gone.
They are part of us.
CANCER
HERVs can activate genes that drive uncontrolled cell growth.
NEUROLOGICAL DISORDERS
Linked to MS, ALS, Schizophrenia, Autism, and more.
AUTOIMMUNE DISEASES
HERVs may trigger the immune system to attack the body.
CHRONIC INFLAMMATION
A silent driver of many modern illnesses.
ANCIENT VIRUSES.
BUILT INTO OUR DNA.
STILL ACTIVE.
THE PATH TO THE CURE
We can learn to control what our ancestors couldn't.
IDENTIFY
Discover which viral sequences drive disease.
CONTROL
Silence or modulate harmful viral activity with precision.
RESTORE
Rebalance immune function and cellular health.
HEAL
Unlock new treatments for today's most devastating diseases.
GeNeuro
An NRx Company
WHAT IF WE HAVE A PATH TO THE CURE?
SCIENCE IS REVEALING THE CODE. HUMANITY CAN WRITE THE FUTURE.


THE HIDDEN 8%: FROM "JUNK DNA" TO THE DARK GENOME
A REVOLUTION IN OUR UNDERSTANDING OF HUMAN DNA
THE OLD DOGMA
FOR DECADES, WE WERE TAUGHT...
8% of our genetic code was considered useless—evolutionary debris with no function.
92%
USEFUL DNA
8%
"JUNK DNA"
DISMISSED AS DORMANT "JUNK DNA"
SCIENCE EVOLVES
THE NEW PARADIGM
RECENT RESEARCH REVEALS...
That 8% is not empty. It is a vast, functional "dark genome" composed of ancient viral sequences called HERVs.
8%
THE DARK GENOME
HERVs
Human Endogenous Retroviruses (HERVs) are fossilized remnants of ancient viral infections integrated into our lineage over millions of years.
THE MISCONCEPTION
✕ No known function
✕ Evolutionary noise
✕ Genetic dark matter
THE EMERGING TRUTH
✓ Many HERVs retain functional open reading frames
✓ Epigenetically reactivatable
✓ Potent genetic switches
CAN DRIVE:
DEVELOPMENT
DISEASE
including cancer, autoimmune disorders, and neurological conditions
GeNeuro

HUMAN ENDOGENOUS RETROVIRUSES (HERVs)

THE HIDDEN THREAT IN ALL HUMAN DNA

HERVs ARE A MISSING LINK IN THE CAUSE OF MAJOR NEURODEGENERATIVE DISEASES

You don't "catch" a HERV infection. HERVs are no longer capable of forming infectious virus particles.

It's the replication of **HERV envelope protein** that causes havoc.

The HERV envelope protein is highly **neuroinflammatory.**

Blood levels of HERV Env associated with **Schizophrenia, Multiple Sclerosis, Alzheimer's, Autism, ALS** and other **CNS diseases.**

Viral infections and other triggers may cause **HERV replication.**

HERVs
ALREADY PART OF OUR DNA.
STILL ACTIVE.

WHAT MAKES UP OUR GENOME?


Other repeats 3%
DNA transposons 3%
Other non-coding DNA 48%
Non-LTR retrotransposons 35%
Protein-coding genes 3%
HERVs 8%

nature medicine

The enemy within: dormant retroviruses awaken

Engel & Hiebert, Nature Medicine, 2010

HERVs may be a **silent driver** behind many of humanity's most devastating **brain and immune diseases.**

ALS | MULTIPLE SCLEROSIS | SCHIZOPHRENIA | ALZHEIMER'S DISEASE | AUTISM

Sources: Regulatory evolution of innate immunity through co-option of endogenous retroviruses; Science, Vol. 351, Issue 6277
Discovery of unfixed endogenous retrovirus insertions in diverse human populations. Proc Natl Acad Sci U S A. 2016
Human Endogenous Retrovirus Type W Envelope Protein Inhibits Oligodendroglial Precursor Cell Differentiation; Ann Neurol. 2013;74 (5) A

GeNeuro
An NRx Company


HUMANS HAVE CO-OPTED HERV PROTEINS
HERV CO-OPTION: A KEY TO HUMAN EVOLUTION
1. FOSSILIZED ANCIENT VIRUSES (~30–20 MYA)
HERVs are integrated remnants of ancient viral infections. Most are degraded and mutated.
ANCESTRAL GENOME
Oocyte
GERMLINE CELLS
VIRAL INTEGRATION
INTEGRATION INTO HOST DNA
HERV ELEMENT (e.g., retrotransposon)
2. CO-OPTION OF HERV SEQUENCES
Nucleus
HERV ELEMENT
gag
pol
env
1. PLACENTAL FUNCTION
2. BRAIN COMPLEXITY
HERVs COMPRISE ~8% OF HUMAN GENOME. Once thought to be "JUNK DNA," now known to have cellular functions.
A. PLACENTAL FUNCTION
PLACENTAL DEVELOPMENT
SYNCYTIOTROPHOBLAST
SYNCYTIOTROPHOBLAST
Syncytin-1 co-option
Early hominin features
Syncytin-1 co-option
PLACENTAL BARRIER FORMATION
HERV (e.g., Syncytins) are essential for placental development and immunosuppression.
HERV expression may prime innate immunity against other viruses, but over-expression is linked to inflammatory diseases.
B. BRAIN COMPLEXITY
HOMININ CEREBRAL CORTEX
NEURONAL CONNECTIONS
HERVs are expressed in the brain, influencing plasticity and cortical growth.
HERV co-option in neurodevelopment
IMPROVED CORTICAL EXPANSION
ENHANCED SYNAPTIC PLASTICITY
3. POTENTIAL ROLE IN COMBATING INFECTIONS
EXOGENOUS VIRAL INFECTION (like Influenza or HIV)
HERV RNA detection
INNATE IMMUNE ACTIVATION
(e.g., macrophage)
4. INFLAMMATION & AUTOIMMUNITY
IMMUNE RESPONSE
AUTOIMMUNITY
GeNeuro
An NRx Company
SCIENCE IS REVEALING THE CODE. HUMANITY CAN WRITE THE FUTURE.
SEPTEMBER 2026


HERV PROTEINS CAN ALSO HAVE A DARK SIDE
THE DARK SIDE OF HERVs: DYSREGULATION IN PATHOLOGY
HERV ACTIVATION IN THE GENOME
HERV ELEMENT
gag
pol
env
EPIGENETIC DYSREGULATION (e.g., DNA methylation)
Upregulated
HERV TRANSCRIPTION
mRNA
HERV PROTEIN EXPRESSION
env protein
ABERRANT GENE EXPRESSION
HERV DYSREGULATION
Myelin Sheath
Myelin Sheath
ALS
& HERV-K ACTIVATION
1. Motor Neuron Degeneration
2. TDP-43 Protein Mislocalization & Aggregation
3. HERV-K Env protein accumulation in Motor Cortex (highlight) and Spinal Cord
ALS patients show elevated HERV-K in serum & CSF, promoting neurotoxicity.
↳ HERV-K Env in Serum/CSF
AFTERVIA DYSREGULATION
MS
& HERV-W DEMYELINATION
1. Autoimmune Demyelinatinq Plaques
2. Chronic Neuroinflammation
3. HERV-W Env (MSRV) on demyelinating cells and immune infiltration
MS patients exhibit HERV-W Env, triggering neuroinflammation and myelin damage.
↳ HERV-W Env in Serum/CSF
PSYCHOSIS
& BRAIN DYSFUNCTION
1. Altered Connectivity
2. Dopamine Dysregulation
neurotransmitter
3. HERV-W Env expressed in Prefrontal Cortex and
Ventricles
Schizophrenia and acute psychosis are linked to elevated HERV-W, affecting neurodevelopment and function.
↳ HERV-W Env in Serum/CSF
CANCER
& HERV-DRIVEN PATHWAYS
1. Proliferation & Metastasis
2. Immune Evasion
3. HERV-K Env on tumor cells (e.g., Breast Cancer, Melanoma)
HERV-K Env expression is associated with cancer progression and poor
↳ HERV-K Env in Tumor/Serum
GeNeuro
An NRX Company
SCIENCE IS REVEALING THE CODE. HUMANITY CAN WRITE THE FUTURE.

WHAT IS ALS?

A relentlessly progressive disease of the motor neurons

- **MOTOR NEURON DEGENERATION**
- **PARALYSIS & RESPIRATORY FAILURE**
- **6,000** NEW U.S. CASES EACH YEAR
- **3–5 YEARS** SURVIVAL AFTER DIAGNOSIS





Evidence that HERV-K Envelope Protein Causes ALS and Anti-HERV-K Env Might Prevent Degeneration

Amyotrophic Lateral Sclerosis (ALS)


PRIMARY
MOTOR
CORTEX
DESCENDING
MOTOR TRACTS
SPINAL CORD
(ANTERIOR HORN)

Progressive motor neuron degeneration

Degeneration of neurons in the motor cortex (upper motor neurons) and spinal cord (lower motor neurons).

HERV-K envelope protein is found in CSF of >75% of ALS patients

HERV-K Envelope Protein in CSF
>75% of ALS patients have detectable HERV-K envelope protein in CSF

HERV-K Envelope Protein
Causes neurotoxicity in mice and in human motor neuron cell culture

CSF from ALS Patients
Causes neurotoxicity in mice and in human motor neuron cell culture

Anti-HERV-K MAb (GNK-301)
Blocks neurotoxicity in mice and in human motor neuron cell culture

THREE WAYS TO COUNTER A NEUROTOXIC PROTEIN

Intervene at the DNA, RNA, or protein level

DNA

REMOVE THE GENE

CRISPR

Edit or delete the source sequence

NOT CURRENTLY FEASIBLE

RNA

SILENCE EXPRESSION

ANTISENSE

Prevent translation into protein

NOT CURRENTLY FEASIBLE

PROTEIN

NEUTRALIZE + CLEAR

APTAMER OR MAB

Bind the neurotoxin and remove it from the body

THE ACTIONABLE PATH

MABS: A PROVEN PRECISION PLATFORM

7 OF 10 best-selling drugs were antibody biologics in 2018

Humira • Avastin • Keytruda

WHY MABS

High molecular specificity can limit off-target toxicity

Specificity is a safety advantage—not a guarantee of safety.

ALS DEVELOPMENT TIMELINE


COMPLETED
Antibody Characterization and Validation
COMPLETED
Antibody humanization and development of master cell lines for clinical product
COMPLETED
Antibody manufacture process initiation
JULY 2027
Start of Phase 1/2 clinical trials
File Fast Track Designation
File Breakthrough Designation
JANUARY 2028
Start of Phase 3 clinical trials
NDA SUBMISSION TARGET
JANUARY 2029

PRIOR DEVELOPMENT FUNDING:
EU 150MM

POTENTIAL FINANCING

- **2026:** Reg CF $5 mm
- **2026:** US Govt CDMRP $3mm
- **2027:** Reg A $75 mm upon human IND
- **2027:** US Defense Budget funding $80mm (upon Phase 3 initiation)

An FDA Case Study

Tofersen (Qalsody)

Use of a Surrogate Endpoint to Demonstrate Substantial Evidence of Effectiveness for an Accelerated Approval

1. ALS is a serious condition with a lack of available therapies, and
2. Tofersen had an effect on a surrogate endpoint, NfL, that is reasonably likely to predict clinical benefit.


Study 101c
Study 102
Tofersen treatment arm (n=72)
Placebo arm (n=36)
Open label extension study
4-week screening period
24-week treatment period (including three loading doses, five maintenance doses)
Day -28
Day 1
Day 169
Follow-up visit 4 weeks after last dose

Tofersen was approved for ALS patients with SOD 1 mutation (5% of all ALS) based on a 28 week 108 person trial

A $25mm Path to a Humanity-Changing Drug in 2029

ADVANCED DEVELOPMENT

The antibody is fully developed and will be manufactured by July 2027



LOW PRECLINICAL BARRIER

FDA has substantially reduced preclinical toxicology requirements for MAbs



PRIOR PATIENT EXPERIENCE

HERV-W MAb has already been in 500 patients without toxicity



ACCELERATED APPROVAL PRECEDENT

FDA has already approved an ALS drug based on the NFL biomarker



Funding Pathway to Drug Approval

1 — SEED FUNDING

NRx Pharmaceuticals -- Initiation of Manufacture and Regulatory

→

2 — BIOMARKER DEVELOPMENT

Congressionally-Directed Medical Research Program (CDMRP)*

→

3 — DRUG MANUFACTURE AND TOX

Congressionally Directed Medical Research Program (CDMRP)*

→

4 — PHASE 1/2 Trial (2027)

Reg CF and DOD Funding

$80 million has been added to the 2027 Defense Budget to support Clinical Trials in ALS

SEPT 2026

*anticipated

GeNeuro
An NRx Company

GeNeuro LEADERSHIP

VISIONARY LEADERSHIP. SCIENTIFIC EXCELLENCE. TRANSFORMING LIVES.

LEADERSHIP TEAM



Jonathan C. Javitt, MD, MPH
CEO

Forty years of experience in biotechnology, drug development and public policy, including prior FDA approvals for monoclonal/aptamer drugs in human disease. Seven public company exits in pharmaceuticals, medical devices, and healthcare technology. White House appointee in four Presidential Administrations.



Michael D. Taylor
CFO

Financial executive with over 30 years of experience in biotechnology and healthcare, including public company finance, capital markets, and strategic planning. Expert in building strong financial infrastructure to support discovery and growth.



Riccardo Panicucci, Ph.D.
CTO

Experienced biotechnology executive and scientist with deep expertise in antibody discovery, biomarker development, and translational research. Leads GeNeuro's R&D strategy and technology innovation to advance next-generation therapeutics.



Philip Lavin, PhD, FACA, FRAPS,
Lead Methodologist

World-renowned expert in research methodology and biostatistics. Lead statistician on more than 80 new drug, device, and biologics approvals. Adjunct Professor Harvard Medical School and Brigham and Women's Hospital.

SCIENTIFIC ADVISORY BOARD



Arnold Levine, PhD
Chair

Professor Emeritus, Institute for Advanced Study. Internationally recognized for pioneering research in molecular biology. Founding Chair, Molecular Biology, Princeton University. Former President, Rockefeller University.



Avindra Nath, MD, PhD
Co-Chair Neurology

Chief, Clinical Neurovirology Section, NINDS, NIH. International leader in neurovirology and its role in neurological diseases. Renowned for groundbreaking research and clinical insights.



Marion Leboyer, MD, PhD
Co-Chair Psychiatry

Professor of Psychiatry, Université Paris Cité. World-leading expert in psychiatric disorders, genetics, and translational research. Provides strategic guidance on advancing understanding and treatment of complex neuropsychiatric conditions.



Wayne Pines, MD
Former Associate Commissioner, FDA

Regulatory and public-affairs expert and former FDA Associate Commissioner, with deep experience in FDA communications, policy, and product-approval strategy.

GeNeuro PARTNERS

STRONG PARTNERSHIPS. SHARED MISSION. GREATER IMPACT.

GeNeuro collaborates with leading organizations and experts to advance innovative research, accelerate discovery, and improve outcomes for patients with neurologic diseases.

NIH National Institute for Neurologic Diseases and Stroke

Through NIH/NINDS, GeNeuro has received grant funding and collaborates on research to advance therapies for ALS and other neurologic disorders.

CDMRP Congressionally Directed Medical Research Programs

Congressionally Directed Medical Research Program

GeNeuro has received peer-reviewed funding through the CDMRP to support research into HERV technologies and therapeutic development for neurologic conditions.

NEALS Network of Excellence for ALS

NEALS Network of Excellence for ALS

GeNeuro is an active member of the NEALS Network, working alongside leading academic and industry experts to accelerate ALS research and drug development.

target ALS

Target ALS

GeNeuro collaborates with Target ALS to accelerate the development of novel therapies and improve outcomes for people living with ALS.

HPM Hyman Phelps McNamara Regulatory Consultants

Hyman Phelps McNamara (Regulatory Consultants)

Expert regulatory guidance to support GeNeuro's global development strategy and interactions with regulatory authorities.

ICM Paris Brain Institute

Paris Brain Institute

Collaborating to advance research on neurologic diseases and accelerate translational science from bench to bedside.

University of Basel

University of Basel

Academic collaboration advancing innovative research in immunology and neurologic disease mechanisms.

POLYMUN VIENNA

Polymun (Vienna)

Strategic collaboration to leverage expertise in immunology and antibody engineering for the development of next-generation therapeutics.

FONDATION FondaMental RÉSEAU DE COOPÉRATION SCIENTIFIQUE EN SANTÉ MENTALE

Fondation FundaMental

Collaborating to advance research in psychiatry and neurologic disorders and support innovative therapeutic approaches.

Our partnerships drive innovation, de-risk development, and deliver value for patients.

Together, we are advancing breakthrough solutions for some of the most devastating neurologic diseases.

15 YEARS OF DEVELOPMENT IN SWITZERLAND AND EUROPE OVER EU 150MM IN PRIOR INVESTMENT

GeNeuro USA (an NRx Company) awarded all assets of Geneuro, SA

- **Global Patent Portfolio** covering antibodies and diagnostic tests, IP partnership with **NIH** and **French Universities**
- **Temelimab (anti HERV W antibody)** has **complete IMPD** and is clinical stage in **EMA** and **Switzerland**
- **In-vitro diagnostic tests** (gel electrophoresis) are validated for **HERV-W** and **HERV-K** envelope protein
- **GMP monoclonal antibody for ALS (GNK-301)** is ready to enter the clinic in the **US**
- 6 month primate tox and **3 completed** European phase 2a trials in **Type I Diabetes, Multiple Sclerosis**, and **COVID** sequelae
- Nonclinical proof of concept in **Schizophrenia, Mania, Autism**, and **ALS**



Clinical-stage targets for HERV-mediated diseases

Clinical Target	Pre-clinical / Phase I / Phase IIa / Phase IIb / Phase III
1. HERV-K in ALS	• CRADA Agreement with NIH in ALS. Orphan indication • Joint patent issued with NIH • Planning clinical initiative **GMP antibody expected July 2027**
2. Psychosis	• Planning discussions with FDA to design a proof-of-concept study • MS clinical trials provide phase I safety exposures.
3. Multiple Sclerosis	**270 patients / 50 centers** in the RRMS indication completed March 2018. • Demonstrated statistically significant reduction in brain "black holes" on MRI • Demonstrated attenuated significant loss of brain volume compared to placebo • MS clinical trials provide phase I safety exposures.
4. Type I Diabetes	**Proof-of-concept Phase IIa** • Completed in Australia, promising findings in islet cell preservation, ready for Phase 2b/3.
5. COVID Sequelae	**Phase 2 in Long COVID complete** • Missed primary endpoint • Evidence of beneficial mental status effects

GeNeuro Patent Portfolio

PROTECTING OUR PLATFORM. SECURING OUR FUTURE.

Geneuro holds a global patent estate covering our novel HERV technology platform, Timelimab (anti-HERV-W Env mAb), and in-vitro diagnostic tests.

PORTFOLIO OVERVIEW

7 Patent Families Worldwide

150+ Patents and Applications Issued / Pending

2027–2042 Patent Protection Through

Broad Composition of Matter, Methods of Use, and Diagnostics Covered

Our patents provide strong protection across our core technology platform and product pipeline.

KEY PATENT FAMILIES

	PATENT FAMILY (US PATENT OR APPLICATION NO. / WO NO.)	COVERS	GEOGRAPHIC COVERAGE
1	Anti-HERV K Env Antibody in ALS US10723787B2	Human monoclonal antibody that binds the envelope protein of HERV-K, including GNK-301, for the treatment of ALS -- co-owned with NIH.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
2	Therapeutic Uses of Anti-HERV-W Antibodies US10752675B2	Use of anti-HERV-W antibodies for treatment of neurological and neuroinflammatory disorders, including ALS, Multiple Sclerosis, Psychosis / Schizophrenia, Type I Diabetes and COVID sequelae.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
3	In-Vitro Diagnostic Tests (HERV-W and HERV-K) US20100074894A1	Gel electrophoresis-based and other assays for detecting HERV-W and HERV-K envelope proteins and related biomarkers in biological samples.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
4	Nucleic Acids and Immunogens US8715656B2	Isolated nucleic acids, recombinant proteins, peptides, and immunogens derived from HERV-W envelope protein and related sequences.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
5	Manufacturing and Formulation US10894820B2	Processes for producing anti-HERV-W antibodies and pharmaceutical compositions suitable for clinical use.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
6	Precision Medicine Methods for Psychosis US20240301040A1 (Published Application)	Methods for stratifying and treating psychosis patients based on HERV-W biomarker status to improve therapeutic response.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions
7	Antiretroviral Drugs for Retrovirus Infections EP2019/059788	Antiretroviral drug compounds and their use in treating retrovirus infections.	US, Europe, Japan, China, Australia, Canada, Israel and other key jurisdictions

Our comprehensive IP portfolio creates a high barrier to entry and positions GeNeuro for long-term value creation.

✓ Strong Protection | ✓ Global Reach | ✓ Platform & Pipeline Coverage | ✓ Enabling Clinical and Commercial Success



GeNeuro
An NRx Company

A Chance to Change the Future of Humanity by Targeting ALS, MS, and Psychosis

Jonathan C. Javitt, MD, MPH | CEO

SEPTEMBER 2026

GeNeuro
An NRx Company